EXHIBIT 10.1

CONSENT AND THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This CONSENT AND THIRD AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated as of January 15, 2016 (this “Amendment”), modifies that certain Second Amended and Restated Loan and Security Agreement, dated as of March 21, 2011 (as amended by that certain First Amendment to Second Amended and Restated Loan and Security Agreement dated as of October 25, 2012, as further amended by that certain Second Amendment to Second Amended and Restated Loan and Security Agreement dated as of December 12, 2013 and as may be further amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Loan and Security Agreement”), among THE BON-TON DEPARTMENT STORES, INC., a Pennsylvania corporation (“Bon-Ton”), CARSON PIRIE SCOTT II, INC., a Florida corporation (“CPS II”), BON-TON DISTRIBUTION, LLC, an Illinois limited liability company (“Distribution”), MCRIL, LLC, a Virginia limited liability company (“McRIL” and, together with Bon-Ton, CPS II and Distribution and any other person from time to time a borrower thereunder, collectively, the “Borrowers”), each of the other Obligors party thereto, the financial institutions party thereto from time to time as lenders (collectively, the “Lenders”), BANK OF AMERICA, N.A., a national banking association (“Bank of America”), as agent for the Lenders (in such capacity, the “Agent”), Bank of America and GENERAL ELECTRIC COMPANY (as successor in interest by merger to General Electric Capital Corporation), acting as co-collateral Agents (in such capacity, the “Co-Collateral Agents”), and the other parties thereto.  Capitalized terms used herein and not defined shall have the meaning assigned to such terms in the Loan and Security Agreement.

W I T N E S S E T H:

A.                                    The Borrowers have informed the Agent and the Lenders that they intend to restructure, replace, repay or refinance the existing Debt of Bonstores Holdings Two, LLC and Bonstores Realty Two, LLC (collectively, “CMBS II Entities”), in part, with proceeds of Revolving Credit Loans (the “CMBS Refinancing”).

B.                                    In connection with the CMBS Refinancing, the Borrowers desire (i) to join the SPEs as Borrowers under the Loan and Security Agreement and, substantially concurrently with such joinder, to make an Investment in an amount not to exceed $100,000,000 (the “CMBS II Refinancing Investment”) into the CMBS II Entities and (ii) the option to make the SPE Real Estate Election (as defined herein).

C.                                    The Borrowers have requested that the Agent and the Lenders agree to amend certain of the terms and provisions of the Loan and Security Agreement and consent to the CMBS II Refinancing Investment, as specifically set forth in this Amendment.

D.                                    The undersigned Lenders and the Agent are prepared to amend the Loan and Security Agreement and to consent to the CMBS II Refinancing Investment on the terms, subject to the conditions and in reliance on the representations set forth herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1.                                      Amendments to Loan and Security Agreement.

(a)                                 The defined term “Adjusted LIBOR” set forth in Section 1.1 (Definitions) of the Loan and Security Agreement is hereby amended by inserting the following sentence immediately after the second sentence of such definition:

“If Adjusted LIBOR shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.”

(b)                                 The defined term “Base Rate” set forth in Section 1.1 (Definitions) of the Loan and Security Agreement is hereby amended by inserting the following text immediately after the text “plus 100%” appearing in clause (c) of such definition:

“; and if the Base Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement”.

(c)                                  The defined term “Eligible Real Estate” set forth in Section 1.1 (Definitions) of the Loan and Security Agreement is hereby amended by:

(i)             deleting the reference to “Agent” in clause (d) of such definition and inserting “Required Lenders” in lieu thereof; and

(ii)          restating the last sentence of such definition in its entirety as follows:

“For the avoidance of any doubt, Real Estate owned by any SPE shall not be deemed “Eligible Real Estate” prior to the occurrence of the SPE Real Estate Effective Date applicable to such Real Estate.”

(d)                                 The defined term “Eligible Real Estate Conditions” set forth in Section 1.1 (Definitions) of the Loan and Security Agreement is hereby deleted in its entirety.

(e)                                  The defined term “Excluded Tax” set forth in Section 1.1 (Definitions) of the Loan and Security Agreement is hereby amended by (i) deleting the text “Sections 1471 through 1474 of the IRC, or any applicable Treasury regulation promulgated thereunder or published administrative guidance implementing such law” and (ii) inserting the text “FATCA” in lieu thereof.

(f)                                   The defined term “Permitted Asset Disposition” set forth in Section 1.1 (Definitions) of the Loan and Security Agreement is hereby amended by (i) deleting the text “required to be” in clause (l) of such definition (ii) deleting the text of clause (m) of such definition in its entirety and inserting the text “reserved” in lieu thereof and (iii) deleting the text of clause (n) of such definition in its entirety and inserting the text “reserved” in lieu thereof.

(g)                                  The defined term “Related Real Estate Documents” set forth in Section 1.1 (Definitions) of the Loan and Security Agreement is hereby amended by (i) deleting the reference to “Agent” in clause (e) of such definition and inserting “Required Lenders” in lieu thereof, (ii) deleting the “and” immediately before clause (g) of such definition, (iii) deleting the period (“.”) at the end of clause (g) of such definition (iv) and inserting “; and (h) a written opinion of local counsel relating to each Mortgage and with respect to such other matters as Agent may reasonably request, in each case, in form and substance reasonably acceptable to Agent.” in lieu thereof.

(h)                                 Section 1.1 (Definitions) of the Loan and Security Agreement is hereby amended by restating the following definitions contained therein in its entirety as follows:

SPE - means, (a) prior to the SPE Joinder Effective Date, collectively, (i) Bonstores Realty One, LLC, a Delaware limited liability company (“BR1LLC”); (ii) Bonstores Holdings One, LLC, a Delaware limited liability company and the sole member of BR1LLC; (iii) Bonstores Realty Two, LLC, a Delaware limited liability company (“BR2LLC”); (iv) Bonstores Holdings Two, LLC, a Delaware limited liability company and the sole member of BR2LLC, and (b) after the SPE Joinder Effective Date, none (it being understood that there shall be no SPEs after the SPE Joinder Effective Date).

Tranche A Real Estate Availability Amount - on any date of determination, the lesser of (x) $100,000,000 minus the Tranche A-1 Real Estate Amount (or, for the avoidance of doubt, any portion thereof) utilized in the calculation of the Tranche A-1 Borrowing Base on such date and (y) the Tranche A Real Estate Amount on such date.

(i)                                     Section 1.01 (Definitions) of the Loan and Security Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

FATCA - means Sections 1471 through 1474 of the IRC, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471 (b)(1) of the IRC and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such sections of the IRC.

SPE Joinder Effective Date - means the date that (i) each of BR1LLC and BR2LLC shall have joined this Agreement as a Borrower and (ii) each of Bonstores Holdings One, LLC, a Delaware limited liability company and Bonstores Holdings Two, LLC, a Delaware limited liability company shall have joined this Agreement as a Guarantor, in each case by executing a joinder agreement substantially in the form of Exhibit H; provided that the Mortgage Loan Debt shall be discharged, and all Liens in respect thereof released, pursuant to payoff arrangements reasonably satisfactory to Agent prior to or substantially concurrently with the joinder of the SPEs as Borrowers or Guarantors, as applicable, hereunder.

SPE Real Estate Effective Date - means each date on which (a) Agent shall have received (i) an SPE Real Estate Election and (ii) a Borrowing Base Certificate reflecting a calculation of Eligible Real Estate for purposes of determining the Tranche A Real Estate Availability Amount and the Tranche A-1 Real Estate Amount, and (b) each of the eligibility criteria set forth in the definition of “Eligible Real Estate” shall be satisfied with respect to the Real Estate owned by the SPEs that is the subject of the applicable SPE Real Estate Election.

SPE Real Estate Election - means an election of the Borrowers, at any time on or after the SPE Joinder Effective Date, to have any Real Estate owned by BR1LLC or BR2LLC as of the Third Amendment Closing Date included in the determination of Eligible Real Estate, as set forth in a written notice of Borrower Agent addressed to Agent, in form and substance reasonably satisfactory to Agent.

Third Amendment Closing Date - January 15, 2016.

(j)                                    Section 1.7 (Special Provisions Relating to The Bon-Ton Stores of Lancaster, Inc.) of the Loan and Security Agreement is hereby deleted in its entirety and in lieu thereof the following new Section 1.7 is inserted:

“1.7                         Borrowing Notices (CashPro).  The parties agree that any Notice of Borrowing, Notice of Conversion/Continuation, and notice of a Swingline Loan borrowing, shall be made on Borrower Agent’s irrevocable notice, which may be given by (A) telephonic or other e-mailed, electronic or internet-based means in form, in each case, acceptable to the Agent and the Borrower Agent, or (B) a written notice; provided that any telephonic notice must be confirmed promptly by delivery to Agent of a written notice executed by a Senior Officer or any other officer or employee of the applicable Obligor so designated by any Senior Officer in a notice to Agent or any other officer or employee of the applicable Obligor designated in or pursuant to an agreement between the applicable Obligor and Agent.  Any document delivered hereunder that is signed by a Senior Officer of an Obligor shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Obligor and such Senior Officer shall be conclusively presumed to have acted on behalf of such Obligor.”

(k)                                 Section 5.9 (Withholding Tax Exemption) of the Loan and Security Agreement is hereby amended by inserting the following new text at the end of such section:

“If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the IRC, as applicable), such Lender shall deliver to the Borrower Agent and the Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower Agent or the Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the IRC) and such additional documentation reasonably requested by the Borrower Agent or the Agent as may be necessary for the Borrowers and the Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.  Solely for purposes of this Section 5.9, “FATCA” shall include any amendments made to FATCA after the date of this Agreement.  For purposes of determining withholding Taxes imposed under the FATCA, from and after the Third

Amendment Closing Date, the Obligors and the Agent shall treat (and the Lenders hereby authorize the Agent to treat) the Loans and the Loan Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”

(l)                                     Section 7.3 (Real Estate Collateral) of the Loan and Security Agreement is hereby amended by restating such section in its entirety as follows:

“7.3                         Real Estate Collateral.  The Obligations shall be secured by Mortgages upon (x) all Real Estate owned by Obligors described on Schedule 7.3 and (y) all leasehold interests in Real Estate described on Schedule 7.3.  The Mortgages shall be duly recorded, at Borrowers’ expense, in each office where such recording is required to constitute a fully perfected Lien on the Real Estate covered thereby.  If any Obligor acquires (or otherwise desires to mortgage) any fee or leasehold interest in any Real Estate after the Closing Date, the Borrower Agent shall within ten (10) Business Days furnish to Agent a description of any such Real Estate in detail satisfactory to Agent and, upon written request of Agent (or the at the election of the Borrower Agent), the applicable Obligor shall forthwith (but in any event within sixty (60) days), (i) execute, deliver and record a Mortgage sufficient to create a first priority perfected Lien (or, where such Real Estate is subject to Permitted Purchase Money Debt and the documents evidencing such Debt permit Agent to hold a lien junior in priority on such Real Estate, a Lien junior in priority) in favor of Agent on such Real Estate and (ii) deliver all Related Real Estate Documents.  Notwithstanding anything to the contrary in this Section 7.3, the Agent agrees that it shall not request that any Obligor mortgage to the Agent any Real Estate (i) encumbered by Permitted Purchase Money Debt, the terms of which expressly prohibit a Lien junior in priority on such Real Estate or (ii) having a value of less than (x) $5,000,000, individually or (y) $25,000,000, in the aggregate for all such Real Estate.  The Agent may amend Schedule 7.3 from time to time to reflect thereon any Real Estate that constitutes Eligible Real Estate.”

(m)                             Section 9.1.27 (Anti-Terrorism) of the Loan and Security Agreement is hereby amended by restating such section in its entirety as follows:

“9.1.27.  Anti-Terrorism.  No Obligor, nor its Subsidiaries, nor, to the knowledge of any Obligor and its Subsidiaries, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity that is (i) currently the subject of any Sanctions, (ii) included on OFAC’s List of Specially Designated Nationals, HMT’s Consolidated List of Financial Sanctions Targets and the Investment Ban List, or any similar list enforced by any other relevant sanctions authority or (iii) located, organized or resident in a Designated Jurisdiction.”

(n)                                 The Loan and Security Agreement is hereby amended by inserting the following new Section 9.1.28 (Anti-Corruption Laws) immediately after Section 9.1.27 (Anti-Terrorism):

“9.1.28.  Anti-Corruption Laws.  Each Obligor and its Subsidiaries have conducted their businesses in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions, and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.”

(o)                                 The Loan and Security Agreement is hereby amended by inserting the following new Section 10.1.15 (Anti-Corruption Laws) immediately after Section 10.1.14 (Operation and Maintenance Plan):

“10.1.15.  Anti-Corruption Laws.  Conduct its businesses in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions, and maintain policies and procedures designed to promote and achieve compliance with such laws.”

(p)                                 Section 10.2.23 (Sale-Leaseback Transactions) of the Loan and Security Agreement is hereby amended by,

(i)                                     deleting the following text contained therein: “(x) any such transaction entered into by any SPE or Passive Company where such transaction involves only the assets of such SPE or Passive Company and (y)”;

(ii)                                  replacing the reference to “$75,000,000” therein with a reference to “$150,000,000”; and

(iii)                               deleting the following text from the proviso contained therein: “, in the case of clause (y),”.

(q)                                 The Loan and Security Agreement is hereby amended by inserting the following new Section 10.2.28 (Sanctions) immediately after Section 10.2.27 (Stay, Extension and Usury Laws):

“10.2.28.  Sanctions.  Use the proceeds of any Borrowing, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other individual or entity, to fund any activities of or business with any individual or entity, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by any individual or entity (including any individual or entity participating in the transaction, whether as Lender, Joint Lead Arranger, Agent, L/C Issuer, or otherwise) of Sanctions.”

(r)                                    The Loan and Security Agreement is hereby amended by inserting the following new Section 10.2.29 (Anti-Corruption Laws) immediately after new Section 10.2.28 (Sanctions):

“10.2.29.  Anti-Corruption Laws.  Directly or indirectly use the proceeds of any Credit Extension for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions.”

(s)                                   Section 10.4 (Sanctions) of the Loan and Security Agreement is hereby deleted in its entirety.

(t)                                    Section 13.2.4 (Electronic Execution of Assignments) of the Loan and Security Agreement is hereby amended by restating such section in its entirety as follows:

“13.2.4.  Electronic Execution of Assignments and Certain Other Documents.  The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other modifications, Notices of Borrowing, notices of Swingline Loan borrowings, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by Agent pursuant to procedures approved by it.”

(u)                                 Except for the reference contained in the definition of “Existing Credit Agreement,” each reference to “General Electric Capital Corporation” set forth in the Loan and Security Agreement and the other Loan Documents is hereby replaced with a reference to “General Electric Company (as successor in interest by merger to General Electric Capital Corporation).”

2.                                      Amendments to Schedules to Loan and Security Agreement.

(a)                                 Schedule 7.3 (Mortgaged Real Estate) to the Loan and Security Agreement is hereby replaced by Schedule 7.3 (Mortgaged Real Estate) attached hereto as Exhibit A.

(b)                                 Schedule 7.3A (Mortgage Amendments) to the Loan and Security Agreement is hereby deleted in its entirety, together with the related reference to Schedule 7.3A included in the table of contents to the Loan and Security Agreement.

3.                                      Consent.  Notwithstanding any term or provision to the contrary contained in the Loan and Security Agreement, including, without limitation, the restriction contained in Section 10.2.5 of the Loan and Security Agreement, the Lenders hereby consent to the Borrowers making the CMBS II Investment in the CMBS II Entities.

4.                                      Conditions Precedent.  This Amendment shall become effective as of the date first written above (the “Third Amendment Closing Date”) upon the satisfaction of the following conditions precedent:

(a)                                 This Amendment shall have been duly executed and delivered to the Agent by each of the Borrowers, the Guarantors, the Agent and each of the Required Lenders.

(b)                                 The Administrative Agent shall have received such amendments and/or updates to the Related Real Estate Documents as it shall reasonably request in connection with the Loan and Security Agreement.

(c)                                  The Agent shall have received a Borrowing Base Certificate dated as of the Third Amendment Closing Date, in form and substance reasonably satisfactory to it and providing a determination of the Tranche A Borrowing Base and the Tranche A-1 Borrowing Base after giving effect to this Amendment and to any SPE Real Estate Election made on the Third Amendment Closing Date to the extent that the SPE Real Estate Effective Date with respect to such SPE Real Estate Election also occurs on the Third Amendment Closing Date, and the Agent shall be satisfied that, both before and after giving effect to all extensions of credit outstanding or to be made on the Third Amendment Closing Date, Excess Availability under the Loan and Security Agreement, as amended by this Amendment, shall not be less than $225,000,000.

(d)                                 The Agent and the Lenders shall be satisfied that the Security Documents remain effective to create in favor of the Agent a legal, valid and enforceable first priority (subject only to Permitted Liens entitled to priority under Applicable Law) perfected security interest in and Lien upon the Collateral.

(e)                                  The Agent shall have received a certificate of a duly authorized officer of each Obligor (with such certification to be in such Person’s capacity as an officer of such Obligor and not in such Person’s individual capacity), (i) certifying (x) that such Obligor’s Organic Documents certified by such Obligor to the Agent on the Closing Date remain in full force and effect, without amendment (or, if such Organic Documents have been amended, attaching copies thereof, certified by the Secretary of State or another official of such Obligor’s jurisdiction of organization), and (y) that an attached copy of resolutions authorizing execution and delivery of the Amendment is true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this Amendment, and (ii) attaching good standing or subsistence certificates, as applicable, for such Obligor, issued by the Secretary of State or other appropriate official of such Obligor’s jurisdiction of organization.

(f)                                   The Agent shall have received a written opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP, on behalf of the Borrowers and each of the Guarantors, as well as any relevant local counsel to Obligors, in form and substance reasonably satisfactory to the Agent and each of the Lenders (including an opinion regarding the absence of any conflict between the Loan and Security Agreement as amended hereby and the Mortgage Loan Debt and the Senior Note Debt).

(g)                                  The Borrowers shall have paid (i) to the Agent all fees to be paid pursuant to that certain Fee Letter, dated as of December 23, 2015, by and among Agent and the Borrowers and (ii) to such other Person(s) as are entitled thereto, all reasonable and documented fees and out-of-pocket expenses to be paid to the Agent and Lenders on the Third Amendment Closing Date (including, without limitation, all reasonable and documented fees, out-of-pocket charges and disbursements of counsel to the Agent), accounting, appraisal, consulting and other reasonable and documented fees and out-of-pocket expenses to the extent invoiced prior to or on the Third Amendment Closing Date.

(h)                                 Both immediately before, and immediately after giving effect to this Amendment and transactions hereunder, including all extensions of credit to be made on the Third Amendment Closing Date, (i) no Default or Event of Default shall exist and (ii) the representations and warranties set forth in Section 9 of the Loan and Security Agreement shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to the extent that any representation or warranty is already qualified or modified by materiality in the text thereof) as of the Third Amendment Closing Date, as though made on and as of such date (except to the extent that such representation or warranty relates to an earlier date or period, in which case as of such earlier date or period).

(i)                                     The Agent shall have received such additional documents, instruments and information as are customary for transactions of this type as the Agent may reasonably request to effect the transactions contemplated hereby.

5.                                      Survival of Representations and Warranties.  All representations and warranties made in this Amendment or in any other Loan Document shall survive the execution and delivery of this Amendment.  Such representations and warranties have been or will be relied upon by the Agent and each Lender, regardless of any investigation made by the Agent or any Lender or on their behalf and notwithstanding that the Agent or any Lender may have had notice or knowledge of any Default at the time of any extension of credit under the Loan and Security Agreement, and shall continue in full force and effect as long as any Loan or any other Obligation under the Loan and Security Agreement or any other Loan Document shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

6.                                      Amendment as Loan Document.  This Amendment constitutes a “Loan Document” under the Loan and Security Agreement.

7.                                      Amendment of Loan and Security Agreement.  On the Third Amendment Closing Date, this Amendment shall amend the Loan and Security Agreement.  On the Third Amendment Closing Date, the rights and obligations of the parties evidenced by the Loan and Security Agreement shall be evidenced by the Loan and Security Agreement, as amended by this Amendment, and the other Loan Documents, and the grant of security interest in the Collateral by the relevant Obligors under the Loan and Security Agreement and the other Loan Documents shall continue under but as amended by this Amendment, and shall not in any event be terminated, extinguished or annulled but shall hereafter be governed by the Loan and Security Agreement, as amended by this Amendment, and the other Loan Documents.  All references to the Loan and Security Agreement in any Loan Document or other document or instrument delivered in connection therewith shall be deemed to refer to the Loan and Security Agreement as amended by this Amendment.  Nothing contained herein shall be construed as a novation of the Obligations outstanding under and as defined in the Loan and Security Agreement, which shall remain in full force and effect, except as modified hereby.

8.                                      Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, NEW YORK GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402 (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

9.                                      Execution.  This Amendment may be executed in counterparts, each of which taken together shall constitute one instrument.  This Amendment may be executed and delivered by facsimile or electronic transmission (including .pdf file), and they shall have the same force and effect as manually signed originals.  The Agent may require confirmation by a manually-signed original, but failure to request or deliver same shall not limit the effectiveness or any facsimile or electronic transmission signature.

10.                               Limited Effect.  This Amendment relates only to the specific matters expressly covered herein, shall not be considered to be an amendment or waiver of any rights or remedies that the Agent or any Lender may have under the Loan and Security Agreement, under any other Loan Document (except as expressly set forth herein) or under Applicable Law, and shall not be considered to create a course of dealing or to otherwise obligate in any respect the Agent or any Lender to execute similar or other amendments or waivers or grant any amendments or waivers under the same or similar or other circumstances in the future.

11.                               Ratification by Guarantors.  Each of the Guarantors acknowledges that its consent to this Amendment is not required, but each of the undersigned nevertheless does hereby agree and consent to this Amendment and to the documents and agreements referred to herein.  Each of the Guarantors agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment, such Guarantor’s Guaranty shall remain in full force and effect without modification thereto and (ii) nothing herein shall in any way limit any of the terms or provisions of such Guarantor’s Guaranty or any other Loan Document executed by such Guarantor (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects.  Each of the Guarantors hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this Section 11.  Each of the Guarantors hereby further acknowledges that the Borrowers, the Agent and any Lender may from time to time enter into any further amendments, modifications, terminations and/or amendments of any provisions of the Loan Documents without notice to or consent from such Guarantor and without affecting the validity or enforceability of such Guarantor’s Guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of such Guarantor’s Guaranty.

12.                               Reaffirmation of Grant of Security Interests, Etc.  Each Obligor hereby reaffirms its grant to Agent, for the benefit of Secured Parties, of a continuing security interest in and Lien upon the Collateral of such Obligor of every kind and nature, whether now owned or hereafter acquired or arising, and wherever located, all as provided in the Loan and Security Agreement and in the other Loan Documents, and each Obligor reaffirms that the Obligations are and shall continue to be secured by the continuing security interest and Lien granted by such Obligor to the Agent, for the benefit of Secured Parties, pursuant to the Loan and Security Agreement and the other Loan Documents.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Third Amendment to Second Amended and Restated Loan and Security Agreement to be executed and delivered as of the date first above written.

BORROWERS:

THE BON-TON DEPARTMENT STORES, INC.

By:	/s/ J. Gregory Yawman
Name:	J. Gregory Yawman
Title:	Vice President — General Counsel and Secretary

CARSON-PIRIE SCOTT II, INC.

By:	/s/ J. Gregory Yawman
Name:	J. Gregory Yawman
Title:	Vice President — General Counsel and Secretary

BON-TON DISTRIBUTION, LLC

By:	/s/ J. Gregory Yawman
Name:	J. Gregory Yawman
Title:	Vice President — General Counsel and Secretary

MCRIL, LLC

By:	/s/ J. Gregory Yawman
Name:	J. Gregory Yawman
Title:	Vice President — General Counsel and Secretary

[Bon-Ton — Consent and Third Amendment to Loan and Security Agreement]

The following Persons are signatories to this Consent and Third Amendment to Second Amended and Restated Loan and Security Agreement in their capacity as Obligors and not as Borrowers:

THE BON-TON STORES, INC.

By:	/s/ J. Gregory Yawman
Name:	J. Gregory Yawman
Title:	Vice President — General Counsel and Secretary

THE BON-TON GIFTCO, LLC

By:	/s/ J. Gregory Yawman
Name:	J. Gregory Yawman
Title:	Vice President and Secretary

[Bon-Ton — Consent and Third Amendment to Loan and Security Agreement]

BANK OF AMERICA, N.A.,
as Agent, as Co-Collateral Agent and as a Lender

By:	/s/ Andrew Cerussi
Name:	Andrew Cerussi
Title:	Director

[Bon-Ton — Consent and Third Amendment to Loan and Security Agreement]

CITIZENS BANK OF PENNSYLVANIA,
as a Lender

By:	/s/ Michael Ganann
Name:	Michael Ganann
Title:	Senior Vice President

[Bon-Ton — Consent and Third Amendment to Loan and Security Agreement]

BMO HARRIS BANK, N.A.,
as a Lender

By:	/s/ Kara Goodwin
Name:	Kara Goodwin
Title:	Managing Director

[Bon-Ton — Consent and Third Amendment to Loan and Security Agreement]

FIFTH THIRD BANK,
as a Lender

By:	/s/ Todd S. Robinson
Name:	Todd S. Robinson
Title:	VP

[Bon-Ton — Consent and Third Amendment to Loan and Security Agreement]

PNC BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ LyLy Nguyen-Rubin
Name:	LyLy Nguyen-Rubin
Title:	Vice President

[Bon-Ton — Consent and Third Amendment to Loan and Security Agreement]

SUNTRUST BANK,
as a Lender

By:	/s/ Leena Stover
Name:	Leena Stover
Title:	VP

[Bon-Ton — Consent and Third Amendment to Loan and Security Agreement]

TD BANK, N.A.,
as a Lender

By:	/s/ Stephen A. Caffrey
Name:	Stephen A. Caffrey
Title:	Vice President

[Bon-Ton — Consent and Third Amendment to Loan and Security Agreement]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Carol Anderson
Name:	Carol Anderson
Title:	Vice President

[Bon-Ton — Consent and Third Amendment to Loan and Security Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Ian Maccubbin
Name:	Ian Maccubbin
Title:	Vice President

[Bon-Ton — Consent and Third Amendment to Loan and Security Agreement]

Exhibit A

Schedule 7.3

Mortgaged Real Estate

Store Number	Nameplate	Store Name	Address
4	Bon-Ton	Lewistown	111 East Market Street, Lewistown, PA 17044
31	Bon-Ton	Camp Hill	3525 Gettysburg Road, Camp Hill, PA 17011
36	Bon-Ton	Greensburg	Westmoreland Mall, 5256 Route 30, Greensburg, PA 15601
40	Bon-Ton	Frackville	Schuylkill Mall, Frackville, PA 17931
67	Bon-Ton	Lockport	5737 South Transit Road, Lockport, NY 14094
128	Elder-Beerman	Zanesville	3575 Maple Avenue, Zanesville, OH 43701
132	Elder-Beerman	Richmond	601 East Main Street, Richmond, IN 47374
310	Herberger’s	St. Cloud	600 West Saint Germain Street, St. Cloud, MN 56301
327	Herberger’s	Great Falls	1200 10th Avenue South, Great Falls, MT 59405
353	Herberger’s	Rosedale	600 Rosedale Shopping Center, Roseville, MN 55113
354	Herberger’s	Midway	1400 University Avenue, St. Paul, MN 55104
410	Younkers	Merle Hay	3800 Merle Hay Road, Suite 100, Des Moines, IA 50310
412	Younkers	Coralville	1421 Coral Ridge Avenue, Coralville, IA 52241
414	Younkers	Jordan Creek	101 Jordan Creek Parkway, Suite 6000, West Des Moines, IA 50265
432	Younkers	Eau Claire	4850 Golf Road, Eau Claire, WI 54701
438	Younkers	Muskegon	5580 Harvey Street, Muskegon, MI 49444
440	Younkers	Grandville	3668 Rivertown Parkway, Grandville, MI 49418
449	Younkers	Duluth	1600 Miller Trunk Highway, Duluth, MN 55811
501	Bergner’s	Bloomington	1601 Empire Street, Bloomington, IL 61701
503	Bergner’s	Pekin	3536 Court Street, Pekin, IL 61554
508	Bergner’s	Forsyth	1005 Hickory Point Mall, Forsyth, IL 62535
514	Carson’s	Aurora Northgate	970 North Lake Street, Aurora, IL 60506
516	Carson’s	Spring Hill	4000 Spring Hill Mall, Dundee, IL 60118
518	Bergner’s	White Oaks	2501 West Wabash, Springfield, IL 62704
521	Boston Store	Racine	5500 Durand Avenue, Racine, WI 53406
533	Carson’s	Edens Plaza	3200 Lake Avenue, Wilmette, IL 60091
549	Carson’s	Michigan City	305 West US Highway 20, Michigan City, IN 46360
550	Carson’s	Hawthorn	3 Hawthorne Center, Vernon Hills, IL 60061
556	Carson’s	Fox Valley	3 Fox Valley Center Drive, Aurora, IL 60504
572	Carson’s	Rochester Hills	400 North Adams Road, Rochester Hills, MI 48309
573	Carson’s	Partridge Creek	17480 Hall Road, Clinton, MI 48038
590	Carson’s	Rockford D.C.	4650 Shepherd Trail, Rockford, IL 61103